ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND (NYSE: AVK)
ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II (NYSE: AGC)
ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND (NYSE: LCM)
1271 Avenue of the Americas, 45th floor
New York, New York 10020

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
To be held on September 28, 2016

 Notice is hereby given to the shareholders of each of Advent Claymore Convertible Securities and Income Fund (“AVK”), Advent Claymore Convertible Securities and Income Fund II (“AGC”) and Advent/Claymore Enhanced Growth & Income Fund (“LCM” and, together with AVK and AGC, the “Trusts,” and each a “Trust”) that the Joint Annual Meeting of Shareholders of the Trusts (the “Annual Meeting”) will be held at the offices of the Trusts’ counsel, Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, 38th Floor, New York, New York 10036, on Wednesday, September 28, 2016 at 10:00 a.m. (Eastern time). The Annual Meeting is being held for the following purposes:
1. To elect Trustees in the following manner:
(a)
With Respect to each of AVK and AGC: To elect the following Trustee nominees named in the accompanying proxy statement: Mr. Randall C. Barnes, Mr. Derek Medina and Mr. Gerald L. Seizert, as Class I Trustees, to serve until the Trust’s 2019 annual meeting of shareholders or until their respective successors shall have been elected and qualified;

(b)
With Respect to LCM: To elect the following Trustee nominees named in the accompanying proxy statement: Mr. Randall C. Barnes, Mr. Derek Medina and Mr. Gerald L. Seizert, as Class III Trustees, to serve until the Trust’s 2019 annual meeting of shareholders or until their respective successors shall have been elected and qualified.

2. To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements or delays thereof.

 THE BOARD OF TRUSTEES (THE “BOARD”) OF EACH TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES OF THE BOARD OF YOUR TRUST
 The Board of each Trust has fixed the close of business on July 22, 2016, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments, postponements or delays thereof.
 It is important that your shares be represented at the Annual Meeting in person or by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet by following the instructions on the enclosed proxy card so you will be represented at the Annual Meeting. If you attend the Annual Meeting and wish to vote in person, you will be able to do so and your vote at the Annual Meeting will revoke any proxy you may have submitted. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.
By order of the Board of each Trust Edward C. Delk, Secretary of each Trust
New York, New York
August 26, 2016

YOUR VOTE IS IMPORTANT
 PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR VOTE VIA TELEPHONE OR THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. IN ORDER TO SAVE THE TRUSTS ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY CARD OR VOTE VIA TELEPHONE OR THE INTERNET PROMPTLY.
 IF YOU WISH TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON, YOU WILL BE ABLE TO DO SO. IF YOU INTEND TO ATTEND THE ANNUAL MEETING IN PERSON AND YOU ARE A RECORD HOLDER OF A TRUST’S SHARES, IN ORDER TO GAIN ADMISSION YOU MUST SHOW PHOTOGRAPHIC IDENTIFICATION, SUCH AS YOUR DRIVER’S LICENSE. IF YOU INTEND TO ATTEND THE ANNUAL MEETING IN PERSON AND YOU HOLD YOUR SHARES THROUGH A BANK, BROKER OR OTHER CUSTODIAN, IN ORDER TO GAIN ADMISSION YOU MUST SHOW PHOTOGRAPHIC IDENTIFICATION, SUCH AS YOUR DRIVER’S LICENSE, AND SATISFACTORY PROOF OF OWNERSHIP OF SHARES OF A TRUST, SUCH AS YOUR VOTING INSTRUCTION FORM (OR A COPY THEREOF) OR BROKER’S STATEMENT INDICATING OWNERSHIP AS OF A RECENT DATE. IF YOU HOLD YOUR SHARES IN A BROKERAGE ACCOUNT OR THROUGH A BANK OR OTHER NOMINEE, YOU WILL NOT BE ABLE TO VOTE IN PERSON AT THE ANNUAL MEETING UNLESS YOU HAVE PREVIOUSLY REQUESTED AND OBTAINED A “LEGAL PROXY” FROM YOUR BROKER, BANK OR OTHER NOMINEE AND PRESENT IT AT THE ANNUAL MEETING.

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ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND (NYSE: AVK)
ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II (NYSE: AGC)
ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND (NYSE: LCM)

PROXY STATEMENT

FOR JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 28, 2016
 This proxy statement (“Proxy Statement”) is furnished to the holders of common shares of beneficial interest, par value $0.01 per share (“Shares”) of Advent Claymore Convertible Securities and Income Fund (“AVK”), Advent Claymore Convertible Securities and Income Fund II (“AGC”) and Advent/Claymore Enhanced Growth & Income Fund (“LCM” and, together with AVK and AGC, the “Trusts,” and each a “Trust”) in connection with the solicitation by the Board of Trustees (the “Board”) of each Trust of proxies to be voted at the joint annual meeting of shareholders of the Trusts to be held on Wednesday, September 28, 2016 and any adjournments, postponements or delays thereof (the “Annual Meeting”). The Annual Meeting will be held at the offices of the Trusts’ counsel, Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, 38th Floor, New York, New York 10036, on Wednesday, September 28, 2016 at 10:00 a.m. (Eastern time).
 This document will give you the information you need to vote on the matters listed on the accompanying Notice of Joint Annual Meeting of Shareholders (“Notice of Joint Annual Meeting”). Much of the information in this Proxy Statement is required under rules of the Securities and Exchange Commission (“SEC”). If there is anything you don’t understand, please contact the Trusts at (800) 345-7999.
 Each Trust will furnish to any shareholder, without charge, a copy of such Trust’s most recent annual report and semi-annual report to shareholders upon request. Requests should be directed to Guggenheim Funds Distributors, LLC, 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606 (800) 345-7999.
 The Notice of Joint Annual Meeting, this Proxy Statement and the enclosed proxy card(s) are first being sent to the Trusts’ shareholders on or about August 26, 2016.
•  Why is a shareholder meeting being held?
 The Shares of each Trust are listed on the New York Stock Exchange (“NYSE”), and each Trust’s Agreement and Declaration of Trust and the rules of the NYSE require each Trust to hold an annual meeting of shareholders to elect Trustees each fiscal year.

•  What proposal will be voted on?
 To elect Trustees in the following manner:
1.    With Respect to each of AVK and AGC: To elect the Trustee nominees named in this Proxy Statement: Mr. Randall C. Barnes, Mr. Derek Medina and Mr. Gerald L. Seizert, as Class I Trustees, to serve until the Trust’s 2019 annual meeting of shareholders or until their respective successors shall have been elected and qualified; and
2.    With Respect to LCM: To elect the Trustee nominees named in this Proxy Statement: Mr. Randall C. Barnes, Mr. Derek Medina and Mr. Gerald L. Seizert, as Class III Trustees, to serve until the Trust’s 2019 annual meeting of shareholders or until their respective successors shall have been elected and qualified.
•  Will your vote make a difference?
 Yes! Your vote is important and could make a difference in the governance of the Trust(s), no matter how many shares you own.
•  Who is asking for your vote?
 The enclosed proxy card is solicited by the Board of each Trust for use at the Annual Meeting to be held on Wednesday, September 28, 2016, and, if the Annual Meeting is adjourned, postponed or delayed, at any later meetings, for the purposes stated in the Notice of Joint Annual Meeting.
•  How does the Board recommend that shareholders vote on the Proposal?
 The Board unanimously recommends that you vote “FOR” each of the nominees of the Board of your Trust.
The Board has reviewed the qualifications and backgrounds of the Board’s nominees for each Trust and believes that they are experienced in overseeing investment companies and are familiar with the Trusts, their investment strategies and operations and the investment advisor and investment manager of the Trusts. The Board has approved the nominees named in this Proxy Statement and believes their election is in your best interests as shareholders.
•  Who is eligible to vote?
Shareholders of record of each Trust at the close of business on July 22, 2016 (the “Record Date”) are entitled to be present and to vote on the applicable Proposal at the Annual Meeting or any adjournments, postponements or delays thereof. Each Share is entitled to one vote on the Proposal on which holders of those Shares are entitled to vote. Shares represented by duly executed proxies will be voted in accordance with your instructions.
•  How do you vote your Shares?
Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet so your Shares will be represented at the Annual Meeting. Instructions regarding how to vote (via telephone or the Internet) are included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, Shares are voted in accordance with the proxy card bearing the latest date.
If you wish to attend the Annual Meeting and vote in person, you will be able to do so. If you intend to attend the Annual Meeting in person and you are a record holder of a Trust’s Shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your Shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of Shares of a Trust, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your Shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting. You may contact the Trusts at (800) 345-7999 to obtain directions to the site of the Annual Meeting.
All Shares represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If you sign the proxy card, but don’t fill in a vote, your Shares will be voted in accordance with the Boards’ recommendation. If any other business is brought before the Annual Meeting, your Shares will be voted at the proxies’ discretion.
Shareholders who execute proxy cards or record their voting instructions via telephone or the Internet may revoke them at any time before they are voted by filing with the Secretary of the Trusts a written notice of revocation, by delivering (including via telephone or the Internet) a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

Broker-dealer firms holding Shares of a Trust in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on the proposal before the Annual Meeting. The Trusts understand that, under the rules of the NYSE, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The proposal is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their Shares voted by broker dealer firms in favor of the proposal. A properly executed proxy card or other authorization by a beneficial owner of Shares that does not specify how the beneficial owner’s Shares should be voted on the proposal may be deemed an instruction to vote such Shares in favor of the proposal. Broker- dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your Shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.
• What vote is required to elect a Trustee nominee?
The affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting at which a quorum is present is necessary to elect a Trustee nominee.
••• Why does this proxy statement list three closed-end funds?

The Trusts have similar proposals and it is cost-efficient to have a joint proxy statement and joint annual meeting. In the event that any shareholder present at the Annual Meeting objects to the holding of a joint meeting and moves for the adjournment of his or her Trust’s meeting to a time immediately after the Annual Meeting so that each Trust’s meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. Shareholders of each Trust will vote separately on the respective proposal relating to their Trust. In any event, an unfavorable vote on any proposal by the shareholders of one Trust will not affect the implementation of such Proposal by another Trust if the proposal is approved by the shareholders of that Trust.

•  How many Shares of each Trust were outstanding as of the record date?
At the close of business on July 22, 2016, the shares outstanding for each Trust were as follows:

Name	Shares Outstanding
AVK	23,580,877
AGC	32,240,720
LCM	13,603,025

THE PROPOSAL: TO ELECT TRUSTEES
Each Trust’s Agreement and Declaration of Trust and the rules of the NYSE require each Trust to hold an annual meeting of shareholders to elect Trustees each fiscal year. Shareholders of the Trusts are being asked to elect Trustees in the following manner:
(a)
With Respect to each of AVK and AGC: To elect the Trustee nominees named in this Proxy Statement: Mr. Randall C. Barnes, Mr. Derek Medina and Mr. Gerald L. Seizert, as Class I Trustees, to serve until the Trust’s 2019 annual meeting of shareholders or until their respective successor shall have been elected and qualified.

(b)
With Respect to LCM: To elect the Trustee nominees named in this Proxy Statement: Mr. Randall C. Barnes, Mr. Derek Medina and Mr. Gerald L. Seizert, as Class III Trustees, to serve until the Trust’s 2019 annual meeting of shareholders or until their respective successors shall have been elected and qualified.

Composition of the Board of Trustees
 The Trustees of each Trust are classified into three classes of Trustees. Set forth below are the current Class I Trustees, Class II Trustees and Class III Trustees of each Trust:
ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND (AVK)
ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II (AGC)
CLASS I TRUSTEES:
-Mr. Randall C. Barnes, Mr. Derek Medina and Mr. Gerald L. Seizert are the Class I Trustees of AVK and AGC. Mr. Barnes, Mr. Medina and Mr. Seizert are standing for re-election at the Annual Meeting.
CLASS II TRUSTEES:
- Mr. Daniel L. Black and Mr. Michael A. Smart are the Class II Trustees of AVK and AGC. The term of the Class II Trustees will continue until the 2017 annual meeting of shareholders or until successors shall have been elected and qualified.
CLASS III TRUSTEES:
-Mr. Tracy V. Maitland and Mr. Ronald A. Nyberg are the Class III Trustees of AVK and AGC. The term of the Class III Trustees will continue until the 2018 annual meeting of shareholders or until successors shall have been elected and qualified.

ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND (LCM)
CLASS I TRUSTEES:
- Mr. Daniel L. Black and Mr. Michael A. Smart are the Class I Trustees of LCM. The term of the Class I Trustees will continue until the 2017 annual meeting of shareholders or until successors shall have been elected and qualified.
CLASS II TRUSTEES:
-Mr. Tracy V. Maitland and Mr. Ronald A. Nyberg are the Class II Trustees of LCM. The term of the Class II Trustees will continue until the 2018 annual meeting of shareholders or until successors shall have been elected and qualified.
CLASS III TRUSTEES:
-Mr. Randall C. Barnes, Mr. Derek Medina and Mr. Gerald L. Seizert are the Class III Trustees of LCM. Mr. Barnes, Mr. Medina and Mr. Seizert are standing for re-election at the Annual Meeting.
 Each Trustee nominee, if elected at the Annual Meeting, will hold office for three years or until his successor shall have been elected and qualified or until he resigns or is otherwise removed. The other Trustees of the Trusts will continue to serve under their current terms and will stand for re-election at subsequent annual meetings of shareholders as indicated above.
 Unless authority is withheld or other instructions are provided, it is the intention of the persons named in the proxy card to vote “FOR” the election of the Trustee nominees named above. Mr. Randall C. Barnes, Mr. Derek Medina and Mr. Gerald L. Seizert have consented to serve as a Trustee of each Trust for which they are standing for re¬election if elected at the Annual Meeting. If a designated Trustee nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute Trustee nominee or nominees.
 Certain information concerning the current Trustees, the Trustee nominees and the officers of each of the Trusts is set forth in the table below. The sole “interested” Trustee (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) is identified in the table below. The “Independent Trustees” are those who are not interested persons of (i) the Trusts, (ii) Advent Capital Management, LLC (“Advent”), which is each Trust’s investment manager, (iii) Guggenheim Funds Investment Advisors, LLC (“GFIA”), which is AGC’s and LCM’s investment advisor, or (iv) Guggenheim Funds Distributors, LLC (“GFD,” and together with GFIA, “Guggenheim Funds”), which is AVK’s shareholder servicing agent, and who satisfy the requirements contained in the definition of “independent” as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

 Each Trust is part of a fund complex of U.S. registered investment companies advised or managed by Advent (referred to herein as the “Advent Fund Complex”). The Trusts are also part of a fund complex that consists of U.S. registered investment companies advised or serviced by Guggenheim Funds or its affiliates (referred to herein as the “Guggenheim Funds Fund Complex”). The Guggenheim Funds Fund Complex is composed of 14 closed-end funds (including the Trusts), 156 open-end funds and 66 exchange-traded funds. The Guggenheim Funds Fund Complex is overseen by multiple boards of trustees. Messrs. Nyberg and Barnes also serve as trustees of certain other funds in the Guggenheim Funds Fund Complex. Messrs. Maitland, Medina, Seizert, Smart and Black do not serve as trustees of funds in the Guggenheim Funds Fund Complex other than the Trusts.
Board Leadership Structure
 The primary responsibility of the Board of each Trust (collectively, the “Boards”) is to represent the interests of the shareholders of such Trust and to provide oversight of the management of such Trust. Each Trust’s day-to-day operations are managed by such Trust’s investment advisor, investment manager and other service providers who have been approved by the Board of such Trust. Each Board is currently comprised of seven Trustees, six of whom are Independent Trustees and one of whom is classified as an Interested Trustee. The Independent Trustees are represented by independent legal counsel at Board and committee meetings. Generally, each Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.
 Each Board has appointed an Interested Trustee as chairperson and the Independent Trustees of each Board have designated Mr. Daniel L. Black as lead Independent Trustee who chairs meetings or executive sessions of the Independent Trustees, reviews and comments on Board meeting agendas, represents the views of the Independent Trustees to management and facilitates communication among the Independent Trustees and their counsel.
 Each Board has established two standing committees (as described below) and has delegated certain responsibilities to those committees, each of which is comprised solely of Independent Trustees. The Board of each Trust and its committees meet periodically throughout the year to oversee such Trust’s activities, review contractual arrangements with service providers, review the Trust’s financial statements, oversee compliance with regulatory requirements, and review performance. The Board of each Trust has determined that this leadership structure, including an Interested Trustee as chairperson, a lead Independent Trustee, a supermajority of Independent Trustees on the Board, committee membership limited to Independent Trustees, and the participation and advice of independent legal counsel, is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.

Boards’ Role in Risk Oversight
 The day-to-day management of various risks relating to the administration and operation of each Trust is the responsibility of each Trust’s investment advisor, investment manager and other service providers retained by the Board of each Trust or by management, most of whom employ professional personnel who have risk management responsibilities. The Board of each Trust oversees this risk management function consistent with and as part of its oversight duties. The Board of each Trust performs this risk management oversight function directly and, with respect to various matters, through an Audit Committee and a Nominating and Governance Committee established by each Board. Each committee reports its activities to each Board on a regular basis. The following description provides an overview of many, but not all, aspects of each Board’s oversight of risk management for each Trust. In this connection, the Board of each Trust has been advised that it is not practicable to identify all of the risks that may impact such Trust or to develop procedures or controls that are designed to eliminate all such risk exposures, and that applicable securities law regulations do not contemplate that all such risks be identified and addressed.
 The Board of each Trust, working with personnel of such Trust’s investment advisor, investment manager and other service providers, has endeavored to identify the primary risks that confront such Trust. In general, these risks include, among others, investment risks, credit risks, liquidity risks, valuation risks, operational risks, reputational risks, regulatory risks, risks related to potential legislative changes and the risk of conflicts of interest affecting affiliates of Advent and Guggenheim Funds in managing such Trust. The Board of each Trust has adopted and periodically reviews various policies and procedures that are designed to address these and other risks confronting such Trust. In addition, the officers of each Trust, each Trust’s investment advisor, investment manager and other service providers to each Trust have also implemented a variety of processes, procedures and controls designed to address particular risks to such Trust. The Board of each Trust and persons retained to render advice and service to each Board periodically review and/or monitor changes to and developments relating to the effectiveness of these policies and procedures.
 The Board of each Trust requires officers of such Trust to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Audit Committee of each Trust also receives reports from such Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board of each Trust meets with such Trust’s Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session periodically, to discuss compliance matters and, on a quarterly basis, receives a report from the Chief Compliance Officer regarding compliance matters. The Board of each Trust, with the assistance of such Trust’s management, reviews investment policies and risks in connection with its review of such Trust’s performance. In addition, the Board of each Trust receives reports from such Trust’s investment advisor or investment manager on the investments and securities trading of such Trust. With respect to valuation, the Board of each Trust has approved fair valuation procedures applicable to valuing such Trust’s securities, which the Board and the Audit Committee periodically review. The Board of each Trust also requires such Trust’s investment advisor and investment manager to report to the Board on other matters relating to risk management on a regular and as-needed basis.
 Descriptions of the primary risks of investing in each Trust are discussed at the Guggenheim Funds website for
AVK (www.guggenheiminvestments.com/avk),
AGC (www.guggenheiminvestments.com/agc) and
LCM (www.guggenheiminvestments.com/lcm).

Trustees

Other Public
			Number of	Company or
			Portfolios in	Investment
			the Advent	Company
Name,	Position		Fund Complex	Directorships Held
Address(1) and	Held with	Principal Occupation	Overseen by	During Past
Year of Birth	Trust	During The Past Five Years	Trustee	Five Years

INTERESTED TRUSTEE:

Tracy V. Maitland*	Trustee,	President and Chief Investment Officer	3	None.
Year of birth: 1960	Chairman,	of Advent Capital Management, LLC,
	President and	which he founded in June 2001. Prior to
	Chief	June 2001, President of Advent
	Executive	Capital Management, a division of
	Officer(2)	Utendahl Capital.

INDEPENDENT TRUSTEES:

Derek Medina	Trustee(2)	Senior Vice President, Business	3	None.
Year of birth: 1966		Affairs at ABC News (2008-present).
Vice President, Business Affairs and
News Planning at ABC News
(2003-2008). Formerly, Executive
Director, Office of the President at
ABC News (2000-2003). Former
Associate at Cleary Gottlieb Steen
& Hamilton (law firm) (1995-1998).
Former associate in Corporate Finance
at J.P. Morgan/Morgan Guaranty
(1988-1990). Director, Young Scholar’s
Institute (2005-2014); Director, Oliver
Scholars (2011-present).

Ronald A. Nyberg	Trustee(2)	Partner, Momkus McCluskey Roberts,	3	Trustee, of funds in the
Year of birth: 1953		LLC (2016-present). Formerly, Partner		Guggenheim Funds
		of Nyberg & Cassioppi, LLC		Fund Complex(4).
		(2000-2016); Executive Vice President,		Edward-Elmhurst
		General Counsel and Corporate		Healthcare System
		Secretary of Van Kampen		(2012–present).
Investments (1982-1999).

*	“Interested Person” of each Trust as defined in the 1940 Act. Mr. Maitland is an interested person due to his relationship with Advent.

(table continued from previous page)

Other Public
			Number of	Company or
			Portfolios in	Investment
			the Advent	Company
Name,	Position		Fund Complex	Directorships Held
Address(1) and	Held with	Principal Occupation	Overseen by	During Past
Year of Birth	Trust	During The Past Five Years	Trustee	Five Years

INDEPENDENT TRUSTEES:

Gerald L. Seizert	Trustee(2)	Chief Executive Officer of Seizert	3	Beaumont Hospital
Year of birth: 1952		Capital Partners, LLC (2000-present).		(2012-present).
Trustee, University of Toledo
Endowment Fund (2013-present).
Formerly, Co-Chief Executive
(1998-1999) and a Managing Partner
and Chief Investment Officer-Equities
of Munder Capital Management,
LLC (1995-1999). Former Vice
President and Portfolio Manager of
Loomis, Sayles & Co., L.P. (asset
manager) (1984-1995). Former
Vice President and Portfolio
Manager at First of America Bank
(1978-1984).

Michael A. Smart	Trustee(2)	Managing Partner, CSW Private	3	President & Chairman,
Year of birth: 1960		Equity LLC (2003-present); Managing		Board of Directors,
		Partner, Herndon Equity		Berkshire Blanket
		Partners LLC (July 2014-July 2016).		Holdings, Inc.
		Formerly, Principal, First Atlantic		(2006-present); President
		Capital Ltd., (2001-2004).		and Chairman, Board of
		Formerly, a Managing Director in		Directors, Sqwincher
		Investment Banking-The Private Equity		Holdings (2006-present);
		Group (1995-2001) and a Vice President		Board of Directors,
		in Investment Banking-Corporate		Sprint Industrial
		Finance (1992-1995) at Merrill		Holdings (2007-present);
		Lynch & Co. Founding Partner of		Vice Chairman, Board of
		The Carpediem Group, a private		Directors, National
		placement firm (1991-1992). Former		Association of
		Associate at Dillon, Read and Co.		Investment Companies
		(investment bank) (1988-1990).		(“NAIC”) (2010-
present). Trustee, New
Rochelle Police
Foundation
(2007-present).

Daniel L. Black	Trustee(3)	Managing Partner, the Wicks Group	3	Bendon
Year of birth: 1960		of Cos., LLC (2003-present).		International (2012-
		Formerly, Managing Director and		2015). Director of
		Co-head of the Merchant Banking		Antenna International,
		Group at BNY Capital Markets, a		Inc. (2010-Present).
		division of BNY Mellon (1998-2003).		Director of Bonded.
Harlem Lacrosse &
Leadership, Inc. (2014-
present)

Randall C. Barnes	Trustee(3)	Private Investor (2001-present).	3	Trustee, of funds in the
Year of birth: 1951		Formerly, Senior Vice President,		Guggenheim Funds
		Treasurer, PepsiCo, Inc.		Fund Complex(5).
		(1993-1997). President, Pizza Hut		Trustee, Purpose
		International (1991-1993) and Senior		Investment Funds
		Vice President, Strategic Planning and		(2014-present).
New Business Development of PepsiCo,
Inc. (1987-1990).

(1)	The business address of each current Trustee is c/o Advent Capital Management, LLC, 1271 Avenue of the Americas, 45th Floor, New York, New York 10020.

(2)	Trustee since commencement of operation of each Trust.

(3)	Trustee of LCM and AVK since September 20, 2005. Trustee of AGC since commencement of AGC’s operations.

(4)	As of June 30, 2016, Mr. Nyberg oversees 100 portfolios in the Guggenheim Funds Fund Complex. The funds in the Guggenheim Funds Fund Complex are overseen by multiple boards of trustees.

(5)	As of June 30, 2016, Mr. Barnes oversees 102 portfolios in the Guggenheim Funds Fund Complex. The funds in the Guggenheim Funds Fund Complex are overseen by multiple boards of trustees.
Trustee Experiences, Qualifications, and Skills
 Each Board believes that, collectively, the Trustees have balanced and diverse experiences, skills, attributes and qualifications, which allow each Board to operate effectively in governing each Trust and protecting the interests of shareholders.
 The Trustees were selected to serve and continue on each Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees, each Trust’s investment advisor, investment manager, other service providers, counsel and independent auditors, availability and commitment to attend meetings and perform the responsibilities of a Trustee and to exercise effective business judgment in the performance of their responsibilities as a Trustee and, for each Independent Trustee, a demonstrated willingness to take an independent and questioning view of management. Each Trustee also now has considerable familiarity with the Trusts, each Trust’s investment advisor, investment manager and other service providers, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company trustees as a result of his substantial prior service as a Trustee of each Trust.
 Each Trustee’s ability to perform his duties effectively is evidenced by his educational background or professional training; business positions; experience from service as a Trustee of the Trusts, other investment funds, public companies, or non-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings throughout the years; or other relevant life experiences.
 The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this proxy statement, that each Trustee should serve as a Trustee in light of each Trust’s business and structure. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Boards or any Trustee as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Boards by reason thereof.

Trustee	Experiences, Qualifications and Skills
Tracy V. Maitland
Mr. Maitland’s service as a Trustee of each Trust and his experience as President and Chief Investment Officer of Advent Capital Management, LLC provides him with experience in financial, accounting, regulatory, governance and investment matters, with particular experience and practical business knowledge in the investment management industry.

Derek Medina
Mr. Medina’s service as a Trustee of each Trust, his experience as Senior Vice President at ABC News, and his professional training and prior experience as an attorney at a law firm and a financial services firm provides him with experience in financial, regulatory, investment, legal and governance matters.

Ronald A. Nyberg
Mr. Nyberg’s service as a Trustee of each Trust, and his professional training and experience as an attorney and partner of a law firm and at an asset management firm provides him with experience in financial, regulatory, legal, investment management and governance matters.

Gerald L. Seizert
Mr. Seizert’s service as a Trustee of each Trust, and his service at various asset management firms, including serving as CEO and as a board member, provides him with experience in financial, accounting, regulatory, governance, capital markets and investment matters.

Michael A. Smart
Mr. Smart’s service as a Trustee of each Trust, and as a board member, managing partner and employee of various financial and operating companies provides him with experience in financial, accounting, regulatory, governance, investment banking, private equity and investment matters.

Daniel L. Black
Mr. Black’s service as a Trustee and as a past board member for a variety of organizations including information, education and media businesses and his long career of holding leadership positions in general management, commercial banking and credit, investment banking, private equity and mezzanine investing provides him with experience in financial, accounting, regulatory, governance and investment matters.

Randall C. Barnes
Mr. Barnes’s service as a Trustee of each Trust, his executive employment experience at various global food and beverage companies, and his personal investment experience, provides him with experience in financial, accounting, regulatory, governance and investment matters.

Executive Officers
 The Trusts’ officers receive no compensation from the Trusts, but may also be officers or employees of the investment manager, the investment advisor or affiliates of the investment manager or investment advisor of the Trusts and may receive compensation in such capacities.

Term of
	Position	Office(2) and
Name, Address(1)	Held	Length
and Year	with	of Time	Principal Occupation
of Birth	The Trusts	Served	During the Past Five Years

Edward C. Delk	Chief	Since 2012	General Counsel and Chief Compliance Officer,
Year of birth:	Compliance		Advent Capital Management, LLC (2012-present).
1968	Officer		Formerly, Assistant General Counsel and Chief
	and		Compliance Officer, Insight Venture Management,
	Secretary		LLC (2009-2012). Associate General Counsel,
TIAA-CREF (2008-2009). Principal, Legal
Department, The Vanguard Group, Inc. (2000-
2008).

Term of
	Position	Office(2) and
Name, Address(1)	Held	Length
and Year	with	of Time	Principal Occupation
of Birth	The Trusts	Served	During the Past Five Years

Tony Huang	Vice	Since 2014	Current: Vice President, Co-Portfolio Manager and
Year of birth:	President		Analyst, Advent Capital Management, LLC (2007-
1976	and		present). Formerly, Senior Vice President,
	Assistant		Portfolio Manager and Analyst, Essex Investment
	Secretary		Management (2001-2006); Vice President,
Analyst, Abacus Investments (2001); Vice
President, Portfolio Manager, M/C Venture
Partners (2000-2001); Associate, Fidelity
Investments (1996-2000).

Robert White	Chief	Since 2005	Chief Financial Officer, Advent Capital
Year of birth:	Financial		Management, LLC (2005-present). Previously,
1967	Officer and		Vice President, Client Service Manager, Goldman
	Treasurer		Sachs Prime Brokerage (1997-2005).

(1)	The business address of each officer of the Fund is c/o Advent Capital Management, LLC, 1271 Avenue of the Americas, 45th Floor, New York, New York 10020.
(2)	Officers serve at the pleasure of the Board and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.
Board Committees
 The Trustees have determined that the efficient conduct of the Trusts’ affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Boards. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. The standing committees of the Boards are the Audit Committee and the Nominating and Governance Committee.
Audit Committee
 Each Trust has an Audit Committee, composed of all of the Independent Trustees, which is charged with selecting a firm of independent registered public accountants for such Trust and reviewing accounting matters with the accountants. The members of the Audit Committee of each Trust are Messrs. Seizert, Smart, Barnes, Black, Medina and Nyberg, all of whom are Independent Trustees. A majority of the members of the Audit Committee of each Trust are audit committee financial experts and are independent for the purpose of the definition of audit committee financial expert as applicable to such Trust.
The Audit Committee of each Trust presents the following report:
 The Audit Committee of each Trust performed the following functions: (i) each Audit Committee reviewed and discussed the audited financial statements of the Trust with management of each Trust; (ii) each Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 114, (iii) each Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by Public Company Accounting Oversight Board Rule 3526 and has discussed with the independent registered public accounting firm the auditors’ independence and (iv) each Audit Committee recommended to the Board of Trustees of the Trust that the financial statements be included in the Trust’s Annual Report for the past fiscal year.
 The Audit Committee of each Trust is governed by a joint written Audit Committee charter, the most recent version of which was approved by the Board of each Trust on June 26, 2012. The Joint Audit Committee charter of the Trusts are not available on the Trusts’ websites. In accordance with proxy rules promulgated by the SEC, a fund’s audit committee charter is required to be filed at least once every three years as an exhibit to a fund’s proxy statement. The Joint Audit Committee Charter was attached as Appendix A to the Trusts’ 2015 proxy statement.
Nominating and Governance Committee
 The Board of each Trust has a Nominating and Governance Committee, which performs the functions set forth in the Joint Nominating and Governance Committee Charter of the Trusts. The Nominating and Governance Committee is composed of all of the Independent Trustees. Each Trust’s Independent Trustees meet regularly as a group in executive session as the Nominating and Governance Committee.
 As part of its duties, the Nominating and Governance Committee of each Trust makes recommendations to the full Board of such Trust with respect to candidates for election to the Board. The Nominating and Governance Committee will consider trustee candidates recommended by shareholders for their consideration. In considering candidates recommended to the Nominating and Governance Committee by shareholders, the Nominating and Governance Committee of each Trust will take into consideration the needs of the Board of such Trust and the qualifications of the candidate. The Nominating and Governance Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate recommendation considered by the Nominating and Governance Committee, a shareholder must submit the recommendation in writing and must include:
-	The name of the shareholder and evidence of the person’s ownership of shares of the applicable Trust(s), including the number of shares owned and the length of time of ownership; and

-
The name of the recommended candidate, the candidate’s resume or a listing of his or her qualifications to be a Trustee of the Trust(s) and the person’s consent to be named as a Trustee if selected by the Nominating and Governance Committee and nominated by the Board.

In order for a shareholder’s recommended candidate to be considered by the Nominating and Governance Committee, the information described above must be sent to the applicable Trust’s Secretary, c/o Advent Capital Management, LLC, 1271 Avenue of the Americas, 45th Floor, New York, New York 10020.

 The Nominating and Governance Committee of each Trust believes that the minimum qualifications for serving as a Trustee of each Trust are that a candidate demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board’s oversight of the business and affairs of such Trusts and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating and Governance Committee of each Trust examines a candidate’s specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management and such Trust. The Nominating and Governance Committee has a policy to consider diversity of backgrounds and experience when identifying Trustee nominee candidates. The Nominating and Governance Committee believes the Boards generally benefit from diversity of background, experience and views among its members, and considers how a particular candidate could be expected to contribute to such overall diversity and thereby enhance the effectiveness of the Board.
 The Joint Nominating and Governance Committee Charter of the Trusts was approved by the Boards of AVK and LCM on December 12, 2006 and by the Board of AGC on March 13, 2007. The Joint Nominating and Governance Committee Charter of the Trusts is not available on the Trusts’ websites. In accordance with proxy rules promulgated by the SEC, a fund’s nominating committee charter is required to be filed at least once every three years as an exhibit to a fund’s proxy statement. The Joint Nominating and Governance Committee Charter of the Trusts is attached hereto as Appendix A.
Trustee Communications
 Shareholders and other interested parties may contact the Boards or any member of the Boards by mail. To communicate with the Boards or any member of the Boards, correspondence should be addressed to the Board or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Secretary of the Trust or Trusts at 1271 Avenue of the Americas, 45th Floor, New York, New York 10020.
Trustee and Officer Beneficial Ownership of Securities
 As of July 31, 2016, the Trustees beneficially owned equity securities of the Trusts and the funds in the Advent Fund Complex in the aggregate in the following amounts:

							Aggregate
							Dollar
							Range of
							Equity
							Securities
							Beneficially
							Owned by
		Dollar		Dollar		Dollar	Trustees
		Range of		Range of		Range of	in the
	Common	Equity	Common	Equity	Common	Equity	Advent
Name of Trustee or	Shares of	Securities	Shares of	Securities	Shares of	Securities	Fund
Trustee Nominee	AVK Owned	In AVK	AGC Owned	In AGC	LCM Owned	In LCM	Complex
INTERESTED TRUSTEE:
		Over		Over		Over	Over
Tracy V. Maitland	16,137	$100,000	16,000	$100,000	50,000	$100,000	$100,000
INDEPENDENT TRUSTEES:
		$10,001-		$10,001-		$10,001-	$50,001-
Randall C. Barnes	2,381	$50,000	5,700	$50,000	3,828	$50,000	$100,000(1)
		$50,001-		$10,001-		$10,001-	Over
Daniel Black	4,235	$100,000	6,789	$50,000	4,567	$50,000	$100,000
		$10,001-		$10,001-		$10,001-	$50,001-
Derek Medina	1,150	$50,000	2,370	$50,000	1,800	$50,000	$100,000
		$10,001-		$10,001-		$10,001-	$50,001-
Ronald A. Nyberg	2,147	$50,000	4,841	$50,000	3,980	$50,000	$100,000(2)
		Over		Over		Over	Over
Gerald L. Seizert	44,212	$100,000	80,453	$100,000	66,229	$100,000	$100,000
		$10,001-		$10,001-		$10,001-	$50,001-
Michael A. Smart	1,250	$50,000	3,200	$50,000	2,500	$50,000	$100,000

(1)	The aggregate dollar range of equity securities overseen by Mr. Barnes in the Guggenheim Funds Fund Complex (including the Trusts) as of July 31, 2016 was over $100,000.
(2)	The aggregate dollar range of equity securities overseen by Mr. Nyberg in the Guggenheim Funds Fund Complex (including the Trusts) as of July 31, 2016 was over $100,000.
 As of July 31, 2016, the Trusts’ officers beneficially owned equity securities of the Trusts in the following amounts:

	Common	Common	Common
	Shares of	Shares of	Shares of
Name of Officer	AVK Owned	AGC Owned	LCM Owned
Edward C. Delk	0	0	0
Tony Huang	100	10,000	5,000
Robert White	0	0	0
 As of July 31, 2016, each Trustee and officer and the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of any class of each Trust.
Board Meetings
 Four meetings of the Board of each Trust were held during its last fiscal year ended October 31, 2015.

 Three meetings of the Audit Committee of each Trust were held during its last fiscal year ended October 31, 2015.
 Two meetings of the Nominating and Governance Committee of each Trust were held during its last fiscal year ended October 31, 2015.
 Each Trustee attended at least 75% of the aggregate of: (i) all regular meetings of the Board of each Trust held during its last fiscal year ended October 31, 2015; and (ii) all meetings of all committees of the Board of each Trust on which the Trustee served held during its fiscal year ended October 31, 2015.
 It is the Trusts’ policy to invite Trustees to attend joint annual meetings of shareholders of the Trusts. At the joint annual meetings of shareholders of the Trusts held on September 30, 2015, all Trustees attended the meeting in person.
Trustee Compensation
 The following table sets forth the compensation paid to each Trustee by each Trust and the total compensation paid to each Trustee by the Advent Fund Complex and the Guggenheim Funds Fund Complex, as applicable, during the Trusts’ most recently completed fiscal year.

				Total
				Compensation
Name of	Compensation	Compensation	Compensation	From the Advent
Board Member	From AVK	From AGC	From LCM	Fund Complex
INTERESTED TRUSTEE:
Tracy V. Maitland	$0	$0	$0	$0
INDEPENDENT TRUSTEES:
Derek Medina	$25,000	$25,000	$25,000	$75,000
Ronald A. Nyberg	$26,500	$26,500	$26,500	$79,500(1)
Gerald L. Seizert	$26,500	$26,500	$26,500	$79,500
Michael A. Smart	$25,000	$25,000	$25,000	$75,000
Daniel L. Black	$29,000	$29,000	$29,000	$87,000
Randall C. Barnes	$25,000	$25,000	$25,000	$75,000(2)

(1)	Mr. Nyberg’s total compensation from the Guggenheim Funds Fund Complex (including the Trusts) was $397,500 during the Trusts’ most recently completed fiscal year.
(2)	Mr. Barnes’s total compensation from the Guggenheim Funds Fund Complex (including the Trusts) was $322,000 during the Trusts’ most recently completed fiscal year.
Shareholder Approval
 The affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting at which a quorum is present is necessary to elect a Trustee nominee with respect to the applicable Trust. The holders of Shares will have equal voting rights (i.e., one vote per Share). Abstentions will have the same effect as votes against the proposal. “Broker non-votes” (i.e. Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will have no effect on the outcome of the vote on the proposal.

Board Recommendation
 The Board, including the Independent Trustees, unanimously recommends that shareholders of each Trust vote “FOR” each nominee of the Board.
ADDITIONAL INFORMATION
Further Information About Voting and the Annual Meeting
 The holders of a majority of the Shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum at such meeting of the shareholders for purposes of conducting business on such matter. Abstentions and broker non-votes will be counted as Shares present at the Annual Meeting for quorum purposes.
 The Board has fixed the close of business on July 22, 2016, as the Record Date for the determination of shareholders of each Trust entitled to notice of, and to vote at, the Annual Meeting. Shareholders of each Trust as of the close of business on the Record Date will be entitled to one vote on each matter to be voted on by such Trust for each Share held and a fractional vote with respect to fractional Shares with no cumulative voting rights.
 Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet so your Shares will be represented at the Annual Meeting. Instructions regarding how to vote via telephone or the Internet are included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, Shares are voted in accordance with the proxy card bearing the latest date.
 If you wish to attend the Annual Meeting and vote in person, you will be able to do so. If you intend to attend the Annual Meeting in person and you are a record holder of a Trust’s Shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your Shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of Shares of a Trust, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your Shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the annual meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting. You may contact the Trusts at (800) 345-7999 to obtain directions to the site of the Annual Meeting.
 All Shares represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If you sign the proxy card, but don’t fill in a vote, your Shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Annual Meeting, your Shares will be voted at the proxies’ discretion.
 Shareholders who execute proxy cards or record voting instructions via telephone or the Internet may revoke them at any time before they are voted by filing with the Secretary of the Trusts a written notice of revocation, by delivering (including via telephone or the Internet) a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.
 Broker-dealer firms holding Shares of a Trust in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the proposal before the Annual Meeting. The Trusts understand that, under the rules of the NYSE, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The proposal is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their Shares voted by broker-dealer firms in favor of the proposal. A properly executed proxy card or other authorization by a beneficial owner of Shares that does not specify how the beneficial owner’s Shares should be voted on the proposal may be deemed an instruction to vote such Shares in favor of the proposal. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your Shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on September 28, 2016
 This Proxy Statement is available on the Internet at www.proxyvote.com.
Investment Advisor and Investment Manager
 Advent Capital Management, LLC (“Advent”) acts as AVK’s investment advisor and as AGC’s and LCM’s investment manager. Advent is responsible for making investment decisions with respect to the investment of each Trust’s assets. Advent is located at 1271 Avenue of the Americas, 45th Floor, New York, New York 10020. As of July 31, 2016 Advent managed approximately $8.7 billion in assets.
 Guggenheim Funds Investment Advisors, LLC (“GFIA”) acts as AGC’s and LCM’s investment advisor. GFIA is responsible for monitoring the investment decisions with respect to the investment of AGC’s and LCM’s assets by Advent. GFIA is located at 227 West Monroe Street, Chicago, Illinois 60606. GFIA offers strategic investment solutions for financial advisors and their valued clients. As an innovator in exchange-traded funds (ETFs), unit investment trusts (UITs) and closed-end funds (CEFs), GFIA often leads its peers with creative investment strategy solutions. GFIA and its affiliates provide supervision, management or servicing of assets with a commitment to consistently delivering exceptional service. GFIA is a subsidiary of Guggenheim Partners, LLC (“Guggenheim Partners”), a global, diversified financial services firm with more than $240 billion in assets under supervision as of June 30, 2016.
 Guggenheim Partners, through its affiliates, provides investment management, investment advisory, insurance, investment banking, and capital markets services. The firm is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.
Administrator
 Rydex Fund Services, LLC, an affiliate of Guggenheim Partners, located at 805 King Farm Boulevard, Rockville, Maryland 20850, serves as the Trusts’ administrator.
 On July 28, 2016, Guggenheim Partners announced that it entered into an agreement with MUFG Investor Services (“MUFG”), the global asset servicing group of Mitsubishi UFJ Financial Group, in which MUFG will acquire Rydex Fund Services, LLC from Guggenheim Partners. The transaction is expected to close in the fourth quarter of 2016, subject to regulatory approvals and customary closing conditions.
Independent Auditors
 PricewaterhouseCoopers LLP (“PWC”) has been selected as the Trusts’ independent registered public accounting firm by the Audit Committee of each Trust and ratified by a majority of each Trust’s Board, including a majority of the Independent Trustees, by vote cast in person, to audit the accounts of each Trust for and during the current fiscal year of each of the Trusts. The Trusts do not know of any direct or indirect financial interest of PWC in the Trusts.
 Representatives of PWC will be available to attend the Annual Meeting either in person or telephonically, will have the opportunity to make a statement if they desire to do so and will be available to answer questions if necessary.
Audit Fees
 The aggregate fees billed to AVK by PWC for professional services rendered for the audit of AVK’s financial statements for AVK’s fiscal year ended October 31, 2014 were $120,287. The aggregate fees billed to AVK by PWC for professional services rendered for the audit of AVK’s annual financial statements for AVK’s fiscal year ended October 31, 2015 were $103,334.
 The aggregate fees billed to AGC by PWC for professional services rendered for the audit of AGC’s financial statements for AGC’s fiscal year ended October 31, 2014 were $110,477. The aggregate fees billed to AGC by PWC for professional services rendered for the audit of AGC’s annual financial statements for AGC’s fiscal year ended October 31, 2015 were $108,333.

 The aggregate fees billed to LCM by PWC for professional services rendered for the audit of LCM’s annual financial statements for LCM’s fiscal year ended October 31, 2014 were $95,426. The aggregate fees billed to LCM by PWC for professional services rendered for the audit of LCM’s annual financial statements for LCM’s fiscal year ended October 31, 2015 were $101,333.
Audit-Related Fees
 The aggregate fees billed by PWC and approved by the Audit Committee of AVK for AVK’s fiscal year ended October 31, 2014 for assurance and related services reasonably related to the performance of the audit of AVK’s annual financial statements were $0. The aggregate fees billed by PWC and approved by the Audit Committee of AVK for AVK’s fiscal year ended October 31, 2015 for assurance and related services reasonably related to the performance of the audit of AVK’s financial statements were $0.
 The aggregate fees billed by PWC and approved by the Audit Committee of AGC for AGC’s fiscal year ended October 31, 2014 for assurance and related services reasonably related to the performance of the audit of AGC’s annual financial statements were $0. The aggregate fees billed by PWC and approved by the Audit Committee of AGC for AGC’s fiscal year ended October 31, 2015 for assurance and related services reasonably related to the performance of the audit of AGC’s financial statements were $0.
 The aggregate fees billed by PWC and approved by the Audit Committee of LCM for LCM’s fiscal year ended October 31, 2014 for assurance and related services reasonably related to the performance of the audit of LCM’s annual financial statements were $0. The aggregate fees billed by PWC and approved by the Audit Committee of LCM for the Trust’s fiscal year ended October 31, 2015 for assurance and related services reasonably related to the performance of the audit of LCM’s financial statements were $0.
 PWC did not perform any other assurance and related services that were required to be approved by the Trusts’ Audit Committees for such period.
Tax Fees
 The aggregate fees billed by PWC and approved by the Audit Committee of AVK for AVK’s fiscal year ended October 31, 2014 for professional services rendered for tax compliance, tax advice, and tax planning were $14,950 (such fees relate to tax services provided by PWC in connection with AVK’s excise tax calculations and review of AVK’s tax returns). The aggregate fees billed by PWC and approved by the Audit Committee of AVK for AVK’s fiscal year ended October 31, 2015 for professional services rendered for tax compliance, tax advice, and tax planning were $15,700 (such fees relate to tax services provided by PWC in connection with AVK’s excise tax calculations and review of AVK’s tax returns).
 The aggregate fees billed by PWC and approved by the Audit Committee of AGC for AGC’s fiscal year ended October 31, 2014 for professional services rendered for tax compliance, tax advice, and tax planning were $17,100 (such fees relate to tax services provided by PWC in connection with AGC’s excise tax calculations and review of AGC’s tax returns). The aggregate fees billed by PWC and approved by the Audit Committee of AGC for AGC’s fiscal year ended October 31, 2015 for professional services rendered for tax compliance, tax advice, and tax planning were $17,600 (such fees relate to tax services provided by PWC in connection with AGC’s excise tax calculations and review of AGC’s tax returns).
 The aggregate fees billed by PWC and approved by the Audit Committee of LCM for LCM’s fiscal year ended October 31, 2014 for professional services rendered for tax compliance, tax advice, and tax planning were $14,950 (such fees relate to tax services provided by PWC in connection with LCM’s excise tax calculations and review of LCM’s tax returns). The aggregate fees billed by PWC and approved by the Audit Committee of LCM for LCM’s fiscal year ended October 31, 2015 for professional services rendered for tax compliance, tax advice, and tax planning were $15,700 (such fees relate to tax services provided by PWC in connection with LCM’s excise tax calculations and review of LCM’s tax returns).
 PWC did not perform any other tax compliance or tax planning services or render any tax advice that were required to be approved by the Trusts’ Audit Committee for such period.
All Other Fees
 For AVK, the aggregate fees billed for products and services provided by PWC, other than the services reported above in Audit Fees, Audit-Related Fees, and Tax Fees were $0 for AVK’s fiscal year ended October 31, 2014 and $0 for AVK’s fiscal year ended October 31, 2015.
 For AGC, the aggregate fees billed for products and services provided by PWC, other than the services reported above in Audit Fees, Audit-Related Fees, and Tax Fees were $0 for AGC’s fiscal year ended October 31, 2014 and $0 for AGC’s fiscal year ended October 31, 2015.
 For LCM, the aggregate fees billed for products and services provided by PWC, other than the services reported above in Audit Fees, Audit-Related Fees, and Tax Fees were $0 for LCM’s fiscal year ended October 31, 2014 and $0 for LCM’s fiscal year ended October 31, 2015.
Aggregate Non-Audit Fees
 The aggregate non-audit fees billed by PWC for AVK’s fiscal year ended October 31, 2014 for services rendered to AVK were $14,950. The aggregate non-audit fees billed by PWC for AVK’s fiscal year ended October 31, 2015 for services rendered to AVK were $15,700.
 The aggregate non-audit fees billed by PWC for AGC’s fiscal year ended October 31, 2014 for services rendered to AGC were $17,100. The aggregate non-audit fees billed by PWC for AGC’s fiscal year ended October 31, 2015 for services rendered to AGC were $17,600.

 The aggregate non-audit fees billed by PWC for LCM’s fiscal year ended October 31, 2014 for services rendered to LCM were $14,950. The aggregate non-audit fees billed by PWC for LCM’s fiscal year ended October 31, 2015 for services rendered to LCM were $15,700.
 The aggregate non-audit fees billed by PWC for the Trusts’ fiscal year ended October 31, 2014 for services rendered to Advent, or any entity controlling, controlled by, or under common control with Advent that provides ongoing services to the Trusts were $318,000. In addition, the aggregate non-audit fees billed by PWC for the Trusts’ fiscal year ended October 31, 2015 for services rendered to Advent, or any entity controlling, controlled by, or under common control with Advent that provides ongoing services to the Trusts were $128,000.
 The aggregate non-audit fees billed by PWC for the Trusts’ fiscal year ended October 31, 2014 for services rendered to Guggenheim Funds, or any entity controlling, controlled by, or under common control with Guggenheim Funds that provides ongoing services to AGC and LCM were $844,500. In addition, the aggregate non audit fees billed by PWC for the Trusts’ fiscal year ended October 31, 2015 for services rendered to Guggenheim Funds, or any entity controlling, controlled by or under common control with Guggenheim Funds that provides ongoing services to AGC and LCM were $2,000.
Audit Committee’s Pre-Approval Policies and Procedures
 The Audit Committee of each Trust adopted Pre-Approved Policies and Procedures as part of the Joint Audit Committee Charter. The Audit Committees of the Trusts have pre-approved all audit and non-audit services provided by PWC to the Trusts, and all non-audit services provided by PWC to Advent and Guggenheim Funds, or any entity controlling, controlled by, or under common control with Advent or Guggenheim Funds, as applicable, that provides ongoing services to the Trusts which are related to the operations of the Trusts. The Audit Committee has considered whether the provision of non-audit services that were rendered by PWC for the Trusts’ fiscal years ended October 31, 2014 and October 31, 2015 to Advent or Guggenheim Funds or any entity controlling, controlled by, or under common control with Advent or Guggenheim Funds that were not pre-approved pursuant to 17 CFR 210.2-01(c)(7)(ii) is compatible with maintaining PWC’s independence. Pursuant to such consideration, the Audit Committee has made a determination that such non-audit services are compatible with maintaining PWC’s independence.
 Advent and affiliates of Advent performing services for one or all of the Trusts paid no fees to PWC in each Trust’s most recent fiscal year for services other than those described above or for any other services, including for information systems design and implementation.
Principal Shareholders
 As of July 22, 2016, to the knowledge of each Trust, no person beneficially owned more than 5% of the voting securities of any class of securities of any of the Trusts, except for the following.

AVK

Shareholder Name
& Address	Class of Shares	Share Holdings	Percentage Owned
First Trust Portfolios L.P.(1)	Common	3,630,591	15.40%
First Trust Advisors L.P.
The Charger Corporation
120 E. Liberty Drive
Wheaton, IL 60187

Saba Capital Management, L.P.(2)	Common	2,088,570	8.86%
405 Lexington Ave., 58th Floor
New York, NY 10174

(1)	Based on information obtained from a Schedule 13G/A filed with the U.S. Securities & Exchange Commission on January 14, 2016.
(2)	Based on information obtained from Schedule 13D/A filed with the U.S. Securities & Exchange Commission on June 6, 2016.
AGC

Shareholder Name
& Address	Class of Shares	Share Holdings	Percentage Owned
Saba Capital Management, L.P.(3)	Common	3,676,510	11.40%
405 Lexington Ave., 58th Floor
New York, NY 10174

First Trust Portfolios L.P.(4)	Common	3,527,336	10.94%
First Trust Advisors L.P.
The Charger Corporation
120 E. Liberty Drive
Wheaton, IL 60187

Advisors Asset Management Inc.(5)	Common	3,315,523	10.28%
18925 Base Camp Road
Monument CO 80132

(3)	Based on information obtained from Schedule 13D filed with the U.S. Securities & Exchange Commission on April 26, 2016.
(4)	Based on information obtained from a Schedule 13G/A filed with the U.S. Securities & Exchange Commission on June 10, 2016.
(5)	Based on information obtained from a Schedule 13G/A filed with the US Securities & Exchange Commission on February 10, 2016.
LCM

Shareholder Name
& Address	Class of Shares	Share Holdings	Percentage Owned
Bulldog Investors, LLC(6)	Common	1,452,170	10.68%
Park 80 West – Plaza Two
250 Pehile Ave., Suite 708
Saddle Brook, NJ 07663

First Trust Portfolios L.P.(7)	Common	1,127,222	8.29%
First Trust Advisors L.P.
The Charger Corporation
120 E. Liberty Drive
Wheaton, IL 60187

Shareholder Name
& Address	Class of Shares	Share Holdings	Percentage Owned
Saba Capital Management, L.P.(8)	Common	1,037,774	7.63%
405 Lexington Ave., 58th Floor
New York, NY 10174

Western Investment LLC(9)	Common	764,976	5.6%
Western Investment Hedged
Partners L.P.
Western Investment Total
Return Partners L.P
Benchmark Plus Institutional
Partners, L.L.C.
Benchmark Plus Management, L.L.C.
P.O. Box 71279
Salt Lake City, UT 84171

(6)	Based on information obtained from a Schedule 13D/A filed with the U.S. Securities & Exchange Commission on September 10, 2015.
(7)	Based on information obtained from a Schedule 13G/A filed with the U.S. Securities & Exchange Commission on January 26, 2016.
(8)	Based on information obtained from Schedule 13D filed with the U.S. Securities & Exchange Commission on April 26, 2016.
(9)	Based on information obtained from Schedule 13D/A filed with the U.S. Securities & Exchange Commission on July 11, 2016.
Section 16(a) Beneficial Ownership Reporting Compliance
 Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act require each Trust’s officers and Trustees, certain officers of each Trust’s investment advisor, affiliated persons of the investment advisor, and persons who beneficially own more than ten percent of each Trust’s shares to file certain reports of ownership (“Section 16 filings”) with the SEC and the NYSE. Based upon each Trust’s review of the copies of such forms effecting the Section 16 filings received by it, each Trust believes that for its fiscal year ended October 31, 2015, all filings applicable to such persons were completed and filed in a timely manner.
Privacy Principles of the Trusts
 The Trusts are committed to maintaining the privacy of shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trusts collect, how the Trusts protect that information and why, in certain cases, the Trusts may share information with select other parties.
 Generally, the Trusts do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Trusts. The Trusts do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

 The Trusts restrict access to non-public personal information about their shareholders to employees of Advent and Guggenheim Funds with a legitimate business need for the information. The Trusts maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.
Deadline for Shareholder Proposals
 Each Trust’s Amended and Restated By-Laws (the “By-Laws”) require compliance with certain procedures for a shareholder to properly make a nomination for election as a Trustee or to propose other business for a Trust. If a shareholder who is entitled to do so under a Trust’s By-Laws wishes to nominate a person or persons for election as a Trustee or propose other business for the Trust, that shareholder must provide a written notice to the Secretary of the Trust at the Trust’s principal executive offices. Such notice must include certain information about the proponent and the proposal, or in the case of a nomination, the nominee. A copy of each Trust’s By-Laws, which includes the provisions regarding the requirements for shareholder nominations and proposals, may be obtained by writing to the Secretary of the Trusts c/o Advent Capital Management, LLC, 1271 Avenue of the Americas, 45th Floor, New York, New York 10020. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions of the Trust’s By-Laws.
 Shareholder proposals intended for inclusion in the Trusts’ proxy statement in connection with the Trusts’ 2017 annual meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”) must be received by a Trust at such Trust’s principal executive offices by April 28, 2017 in order to be considered for inclusion in the Trust’s proxy statement. Timely submission of a proposal does not necessarily mean that such proposal will be included in the Trust’s proxy statement.
 A proposal, other than a proposal submitted pursuant to Rule 14a-8, must be received by the Trust’s Secretary at the Trust’s principal executive offices not earlier than May 31, 2017 and not later than June 30, 2017 (which is also the date after which shareholder nominations and proposals made outside of Rule 14a-8 under the Exchange Act would not be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act). If a proposal is not “timely” within the meaning of Rule 14a-4(c), then the persons named as proxies in the proxies solicited by the Board for the 2017 annual meeting of shareholders may exercise discretionary voting power with respect to any such proposal.
Expenses of Proxy Solicitation
 The cost of soliciting proxies will be borne by the Trusts in proportion to the amount of proxies solicited on behalf of a Trust to the total proxies solicited on behalf of all of the Trusts. Certain officers of the Trust and certain officers and employees of Advent, Guggenheim Funds or their respective affiliates (none of whom will receive additional compensation therefore), may solicit proxies by telephone, mail, e-mail and personal interviews. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Trusts for such out-of-pocket expenses.
Additional Information About the Solicitation
 On July 22, 2016, the Trusts entered into an agreement (the “Western Agreement”) with Arthur D. Lipson, Robert Ferguson, Western Investment LLC, Western Investment Hedged Partners L.P., Western Investment Total Return Partners L.P., Benchmark Plus Institutional Partners L.L.C. and Benchmark Plus Management, L.L.C., and all of their respective directors, officers and affiliates (collectively, “Western Investment”), pursuant to which, among other things, Western Investment agreed to withdraw the trustee nomination notice and notice of intention to submit a shareholder proposal pursuant to Rule 14a-8 under the under the Exchange Act that Western Investment had previously submitted to the Trusts.
 Pursuant to the Western Agreement, LCM agreed to file an application for an exemptive order from the SEC under Section 17(b) of the 1940 Act (the “Exemptive Order”) granting an exemption from Section 17(a) of the 1940 Act to permit “affiliated persons” (as defined in the 1940 Act) of LCM to participate in an in-kind tender offer by LCM (the “Tender Offer”). Pursuant to the Western Agreement, LCM agreed to commence the Tender Offer as soon as commercially practicable, but in any event within 20 days after receipt of the Exemptive Order. Among other terms, the Tender Offer shall be to purchase up to 32.5% of LCM’s outstanding Shares, shall be conducted at a price equal to 98% of LCM’s net asset value per share (“NAV”), and the consideration to be paid shall consist of a pro rata portion of each of the securities held in LCM’s investment portfolio (subject to certain adjustments). Western Investment agreed to tender all Shares of LCM owned by it in the Tender Offer.
 Pursuant to the Western Agreement, AGC agreed to commence an open-market share repurchase program (the “Repurchase Program”) as soon as reasonably practicable, and in no event later than September 1, 2016. Under the Repurchase Program, AGC will purchase in the open market up to 7.5% of its outstanding Shares (based on Shares outstanding as of July 22, 2016) by conducting repurchases when its Shares are trading at a discount to NAV of 13% or greater. The Repurchase Program will terminate on September 30, 2018, provided that following the commencement of the Repurchase Program, if the closing price of AGC’s Shares represents a discount to NAV of less than 13% on five consecutive trading days, the Repurchase Program will immediately terminate. Under no circumstances will AGC repurchase in a given calendar month a number of Shares greater than 2% of AGC’s outstanding Shares as of the beginning of such month.
 Pursuant to the Western Agreement, Western Investment agreed, through July 22, 2021, to vote all of each Trust’s securities held by Western Investment in accordance with the recommendation of the Board of the applicable Trust and against any proposal made in opposition to, or in competition or inconsistent with, the recommendation of the Board of the applicable Trust.

 In addition, Western Investment agreed that, through July 22, 2021, with respect to the Trusts, Western Investment will not: effect, seek, offer, engage in, propose, cause, participate in or assist in any solicitation of proxies, any acquisition of Shares that would cause Western Investment to beneficially own 4.99% or more of the outstanding Shares of a Trust (provided that prior to the completion of the Tender Offer, such limit with respect to LCM shall be 6.45%), or any tender or exchange offer for securities of any Trust (other than the Tender Offer); form, join or participate in a “group” with respect to any Trust; deposit any securities of any Trust in a voting trust or enter in to any voting arrangement with respect to securities of any Trust; seek or encourage any person to submit nominations in furtherance of a “contested solicitation;” make any proposal for consideration by shareholders; seek representation on the Board of any Trust; or seek to control or influence the management, Board or policies of any Trust. Western Investment and the Trusts also agreed to certain mutual non-disparagement provisions.
 If LCM fails to complete the Tender Offer within 60 days after the earlier of the receipt of the Exemptive Order or the nine month anniversary of the Western Agreement, the Western Agreement will terminate.
 Also on July 22, 2016, Advent entered into a standstill agreement (the “Bulldog Standstill Agreement”) with Bulldog Investors, LLC (collectively, with its officers, directors, members and employees, “Bulldog Investors”). Pursuant to the Bulldog Standstill Agreement, Advent agreed to recommend to LCM that LCM file an application for the Exemptive Order and conduct the Tender Offer, in each case upon substantially the terms described above. Pursuant to the Bulldog Standstill Agreement, Bulldog Investors has agreed to tender all Shares of LCM owned by it in the Tender Offer. Bulldog Investors has also agreed to be bound by certain “standstill” covenants with respect to the Trusts through July 22, 2021.
 If LCM fails to complete the Tender Offer within 60 days after the earlier of the receipt of the Exemptive Order or the nine month anniversary of the Bulldog Standstill Agreement, the Bulldog Standstill Agreement will terminate.
 The above statements are not intended to constitute an offer to participate in the Tender Offer. Information about the Tender Offer, including its commencement, will be announced via future press releases. LCM shareholders will be notified in accordance with the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, either by publication or mailing or both. The Tender Offer will be made only by an Offer to Purchase, a related Letter of Transmittal and other documents, to be filed with the SEC. LCM Shareholders should read the Offer to Purchase and tender offer statement and related exhibits when those documents are filed and become available, as they will contain important information about the Tender Offer. These and other filed documents will be available to investors for free both at the website of the SEC and from LCM.

Other Matters
 The management of the Trusts knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.
 Failure of a quorum to be present at the Annual Meeting may result in an adjournment. The persons named in the enclosed proxy card may also move for an adjournment of any meeting to permit further solicitation of proxies with respect to the proposal if they determine that adjournment and further solicitation are reasonable and in the best interests of shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Trust present in person or by proxy and entitled to vote at the time of the meeting to be adjourned. Any adjourned meeting or meetings may be held without the necessity of another notice. The persons named in the enclosed proxy card will vote in favor of any such adjournment if they believe the adjournment and additional proxy solicitation are reasonable and in the best interests of each Trust’s shareholders. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be treated as shares that are present at the meeting.
 Please vote promptly by signing and dating each enclosed proxy card and returning it in the accompanying postage-paid return envelope or by following the enclosed instructions to vote by telephone or over the Internet.
August 26, 2016

APPENDIX A
ADVENT CLAYMORE CLOSED END FUNDS
Joint Nominating and Governance Committee Charter
 There shall be a nominating and governance committee of the Board of Trustees, which shall be composed of all of the Trustees (the “Independent Trustees”) who are not interested persons of any investment advisor to the investment companies in the above-named fund complex (each, a “Fund”). The general purposes of the Committee are to provide assistance to the Board of each Fund (1) in fulfilling its responsibility with respect to oversight of the appropriate and effective governance of the Fund, (2) in selecting and nominating candidates for election to the Board, and (3) (a) in fulfilling its responsibility under Section 15(c) of the 1940 Act, as amended (the “1940 Act”), to consider the annual approval of the investment management and investment advisory arrangements for the Funds and (b) in considering the annual approval of any other contract which requires a similar consideration.
A. Governance Responsibilities
The Committee’s governance duties and responsibilities include the following:
•	To review the compensation of the Trustees periodically and to recommend any changes thereto to the Board;

•	To recommend to the Board policies governing the retirement of Trustees, and any changes to them;

•	To manage the process of conducting the annual self-assessment of the Board and the Committees thereof;

•	To recommend to the Board policies with respect to Fund share ownership by Board members, and to recommend any changes thereto to the Board;

•	To make recommendations to the Board regarding the designation and responsibilities of a Board chair and of such other officers of the Board as the Committee deems necessary or appropriate;

•	To coordinate, in consultation with each Committee of the Board, recommendations to the Board of persons to serve as Committee chair;

•	To review the allocation of assignments and functions to each of the Board’s Committees and to recommend any changes to them, as well as changes to the Board’s general Committee structure;

•	To review and evaluate its own performance on an annual basis at least annually;

A–1

•	To review and assess the adequacy of this Charter on an annual basis and propose any changes for approval by the Independent Trustees;

•	To request, review and evaluate the materials required to be provided by the investment manager and investment adviser of the Funds under Section 15(c) of the 1940 Act, and by any other service provider to the Funds, with respect to the Board’s annual consideration of the Funds’ management and advisory arrangements and any other Fund contracts required to be considered for approval annually by the Board, and to make recommendations to the Board with respect to such considerations.

B. Identification and Evaluation of Potential Nominees
The committee will:
•	search for appropriate candidates for nomination to the Board of Trustees when vacancies occur or the Board is seeking to increase the size of the Board,

•	review the qualifications of individuals recommended as potential nominees,

•	develop procedures and policies regarding minimum qualifications of Trustees, sources of recommendations and processes for considering recommendations, and

•	make recommendations to the full Board with respect to candidates for the Board.

 The Committee will consider Trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Committee will take into consideration the needs of each Board and the qualifications of the candidate. The Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Committee, a shareholder must submit the recommendation in writing and must include:

•	The name of the shareholder and evidence of the person’s ownership of shares of the applicable Trust(s), including the number of shares owned and the length of time of ownership; and

•	The name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a Trustee of the Trust(s) and the person’s consent to be named as a Trustee if selected by the Committee and nominated by the Board.

 The Committee believes that the minimum qualifications for serving as a Trustee of the Fund(s) are that a candidate demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board’s oversight of the business and affairs of the Fund(s) and have an

A–2

impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Committee examines a candidate’s specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management and the Fund(s). The Committee also seeks to have the Board represent a diversity of backgrounds and experience. In addition, in no event may a Trustee candidate be nominated if his or her term would commence after such candidate has attained the age of seventy-two (72) years.
 The Committee may, if it so chooses, also review the Trustees subject to re-election.
C. Meetings and Procedures
 The Committee will meet at least annually and will call special meetings as circumstances may require. The Committee shall act by majority of its members present at a meeting, in person or by conference telephone, at which at least half of its members are present, in person or by conference telephone, or by written consent of a majority of its members.
 The Committee is authorized to consult independent counsel and other service providers and to hire or engage experts or subscribe for or otherwise obtain information, at the Funds’ expense, it considers useful in performing its responsibilities.
 The Committee will cause to be maintained minutes of each of its meetings that it has approved and will provide copies of such minutes to the Board and the Funds.

A–3

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PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.
EVERY SHAREHOLDER'S VOTE IS IMPORTANT.

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

IF CONVENIENT, PLEASE UTILIZE ONE OF THE VOTING OPTIONS ABOVE SO THAT YOUR VOTE WILL BE RECEIVED BEFORE SEPTEMBER 28, 2016.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	E12981-P82090	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II

1.	Election of Trustees:
Class I Nominees:
			For	Against	Abstain
	1a.	Mr. Gerald L. Seizert	☐	☐	☐
	1b.	Mr. Derek Medina	☐	☐	☐
	1c.	Mr. Randall C. Barnes	☐	☐	☐

2. To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements, or delays thereof.
Please complete, sign and date hereon and promptly return the proxy in the enclosed envelope.
Please date and sign here exactly as your name appears in the records of the Fund. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement is available at www.proxyvote.com.

E12982-P82090

Solicited by the Board of Trustees
Advent Claymore Convertible Securities and Income Fund II
Annual Meeting of Shareholders
September 28, 2016

The annual meeting of shareholders of Advent Claymore Convertible Securities and Income Fund II (the "Fund") will be held at the offices of the Fund's counsel, Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, 38th Floor, New York, New York 10036,on Wednesday, September 28, 2016 at 10:00 a.m. Eastern time (the "Annual Meeting"). The undersigned hereby appoints each of Edward C. Delk, Robert White, and Mark E. Mathiasen and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Annual Meeting and all adjournments, postponements, or delays thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.
SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS, OR DELAYS THEREOF.
PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.
EVERY SHAREHOLDER'S VOTE IS IMPORTANT.

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

IF CONVENIENT, PLEASE UTILIZE ONE OF THE VOTING OPTIONS ABOVE SO THAT YOUR VOTE WILL BE RECEIVED BEFORE SEPTEMBER 28, 2016.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	E12983-P82090	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND

1.	Election of Trustees:
Class I Nominees:
			For	Against	Abstain
	1a.	Mr. Gerald L. Seizert	☐	☐	☐
	1b.	Mr. Derek Medina	☐	☐	☐
	1c.	Mr. Randall C. Barnes	☐	☐	☐

2. To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements, or delays thereof.
Please complete, sign and date hereon and promptly return the proxy in the enclosed envelope.
Please date and sign here exactly as your name appears in the records of the Fund. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement is available at www.proxyvote.com.

E12984-P82090

Solicited by the Board of Trustees
Advent Claymore Convertible Securities and Income Fund
Annual Meeting of Shareholders
September 28, 2016
The annual meeting of shareholders of Advent Claymore Convertible Securities and Income Fund (the "Fund") will be held at the offices of the Fund's counsel, Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, 38th Floor, New York, New York 10036,on Wednesday, September 28, 2016 at 10:00 a.m. Eastern time (the "Annual Meeting"). The undersigned hereby appoints each of Edward C. Delk, Robert White, and Mark E. Mathiasen and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Annual Meeting and all adjournments, postponements, or delays thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.
SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS, OR DELAYS THEREOF.
PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.
EVERY SHAREHOLDER'S VOTE IS IMPORTANT.

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

IF CONVENIENT, PLEASE UTILIZE ONE OF THE VOTING OPTIONS ABOVE SO THAT YOUR VOTE WILL BE RECEIVED BEFORE SEPTEMBER 28, 2016.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	E12985-P82090	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND

1.	Election of Trustees:
Class III Nominees:
			For	Against	Abstain
	1a.	Mr. Gerald L. Seizert	☐	☐	☐
	1b.	Mr. Derek Medina	☐	☐	☐
	1c.	Mr. Randall C. Barnes	☐	☐	☐

2. To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements, or delays thereof.
Please complete, sign and date hereon and promptly return the proxy in the enclosed envelope.
Please date and sign here exactly as your name appears in the records of the Fund. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement is available at www.proxyvote.com.

E12986-P82090

Solicited by the Board of Trustees Advent/Claymore Enhanced Growth & Income Fund Annual Meeting of Shareholders September 28, 2016
The annual meeting of shareholders of Advent/Claymore Enhanced Growth & Income Fund (the "Fund") will be held at the offices of the Fund's counsel, Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, 38th Floor, New York, New York 10036, on Wednesday, September 28, 2016 at 10:00 a.m. Eastern time (the "Annual Meeting"). The undersigned hereby appoints each of Edward C. Delk, Robert White, and Mark E. Mathiasen and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Annual Meeting and all adjournments, postponements, or delays thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.
SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS, OR DELAYS THEREOF.
PLEASE SIGN AND DATE ON THE REVERSE SIDE.